Exhibit 10.1

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), is made and entered into as of July 14, 2006, by and among HEICO CORPORATION, a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (collectively, the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of August 4, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

          NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

          1.   AMENDMENTS.

          (a) Section 5.17(a) of the Credit Agreement is hereby amended by replacing both references to " fifteen (15) days" contained in such subsection with "sixty (60) days".

          (b) Section 5.18 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

               Section 5.18. Additional Leased Locations. To the extent otherwise permitted hereunder, if any Loan Party proposes to lease any Real Estate, it shall first provide to the Administrative Agent a copy of such lease, and if the total fair market value of all Collateral at such location shall at any time exceed $2,000,000, or if the total fair market value of all Collateral at locations that are not subject to a landlord's agreement shall at any time exceed $10,000,000, then such Loan Party shall, deliver a landlord's agreement, from the landlord of such leased property where such Collateral will be stored or located, which agreement shall be reasonably satisfactory in form and substance to the Administrative Agent; provided, however,

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

          that to the extent that any Loan Party acquires a lease pursuant to a merger, consolidation or acquisition permitted under Section 7.4, then such Loan Party, to the extent required by this Section 5.18, shall not be required to deliver such landlord's agreement until the first anniversary of the date of such merger, consolidation or acquisition.

          (c) Section 7.4(a) of the Credit Agreement is hereby amended by replacing such subsection (a) in its entirety with the following:

                  (a) enter into any one or more mergers, consolidations or acquisitions unless after giving effect thereto,

                        (i) no Default or Event of Default has occurred and is continuing, and the Borrower would be in pro forma compliance with the covenants set forth in Article VI;

                        (ii) with respect to any merger or consolidation, (A) the Borrower is the surviving entity and no Default exists or would result therefrom including, without limitation, violation of covenants contained in Article VI hereof, or (B) if the Borrower is not a party to such merger or consolidation, a Subsidiary is the surviving entity, or was formed solely for the purposes of acquiring another Person in connection with a merger or acquisition completed in compliance with this Section 7.4;

                        (iii) either (A) (1) the aggregate cash purchase price
                              for all such mergers, consolidations and acquisitions paid by the Borrower and its Subsidiaries would not exceed Fifty Million Dollars ($50,000,000) in any trailing twelve-month period (provided, however, that until July 31, 2006 such twelve month period shall be deemed to be the period commencing on the Closing Date and ending on the relevant date of termination) or (B) the Leverage Ratio is less than or equal to 1.50 to 1.00 (provided, that solely for purposes of calculating the Leverage Ratio pursuant to this
                              Section 7.4(a)(iii), any portion of Consolidated EBITDA attributable to any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary shall be excluded except (i) for any Person that became a Subsidiary or was merged or consolidated with the Borrower or any Subsidiary or whose assets were acquired by the Borrower or any Subsidiary prior to the date hereof, or (ii) to the extent approved by the Administrative Agent in its reasonable discretion);

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                        (iv)  the Aggregate Revolving Commitment Amount exceeds
                              the aggregate Revolving Credit Exposure for all Lenders by at least Twenty Million Dollars ($20,000,000); and

                        (v) the consolidated revenue and assets of the Loan Parties (excluding all intercompany Investments, intercompany receivables and other intercompany assets in Subsidiaries that are not Loan Parties) equal or exceed the Aggregate Subsidiary Threshold.

          2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Required Lenders.

          3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

          (a) The execution, delivery and performance by such Loan Party of this Amendment and each Loan Document delivered pursuant hereto (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries (other than liens in favor of the Administrative Agent and the Lenders); and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

          (b) This Amendment and each of the other Loan Documents delivered pursuant hereto has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general;

          (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist;

          (d) All representations and warranties of each Loan Party set forth in the Loan

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Documents are true and correct in all material respects on and as of the date hereof, in each case before and after giving effect thereto (except to the extent such representations and warranties relate solely to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Loan Documents); and

          (e) Since the date of the most recent annual financial statements of the Borrower delivered pursuant to Section 5.1(b) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

          4.   Reaffirmations and Acknowledgments.

          (a) Reaffirmation of Subsidiary Guaranty Agreement. Each Subsidiary Loan Party consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement.

          (b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

          5. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

          6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.

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

          7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

          8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

          9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

          10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto; provided, however, that this Amendment shall have no effect on the HEICO Consent Letters, dated October 28, 2005 and May 12, 2006, which remain in full force and effect.

                           [Signature Pages To Follow]

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

          IN   WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Loan Parties, by their respective authorized officers as of the day and year first above written.

                                          BORROWER:

                                          HEICO CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          SUBSIDIARY LOAN PARTIES:

                                          HEICO AEROSPACE HOLDINGS CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO AEROSPACE CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          JET AVION CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          LPI INDUSTRIES CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          AIRCRAFT TECHNOLOGY, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          N.A.C. ACQUISITION CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

                                          NORTHWINGS ACCESSORIES CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HNW BUILDING CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          MCCLAIN INTERNATIONAL, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          MCCLAIN PROPERTY CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          ROGERS-DIERKS, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          TURBINE KINETICS, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          THERMAL STRUCTURES, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          FUTURE AVIATION, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

                                          ATK ACQUISITION CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          AVIATION FACILITIES, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO AEROSPACE PARTS CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          JETSEAL, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO AEROSPACE C&A CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          AD HEICO ACQUISITION CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          AERODESIGN, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          BATTERY SHOP, L.L.C.

                                          By:      AD HEICO Acquisition Corp.,
                                                   its sole member
                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

                                          NIACC-AVITECH TECHNOLOGY, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO ELECTRONIC TECHNOLOGIES CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          RADIANT POWER CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          LEADER TECH, INC.
                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          SANTA BARBARA INFRARED, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          101 LUMMIS ROAD CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          ANALOG MODULES, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          INERTIAL AIRLINE SERVICES, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO EAST CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

                                          CONNECTRONICS CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HNW2 BUILDING CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          JA ENGINEERING I CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          JA ENGINEERING II CORP.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          SIERRA MICROWAVE TECHNOLOGY, LLC

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          LUMINA POWER, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HEICO AEROSPACE CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          EDT ACQUISITION CORPORATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:
                                          Address:

                                          ENGINEERING DESIGN TEAM, INC.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:
                                          Address:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

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

                                          LENDERS:

                                          SUNTRUST BANK, as Administrative
                                          Agent, Issuing Bank, Swingline
                                          Lender and as a Lender

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          HSBC BANK USA, N.A.
                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          REGIONS BANK

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          COMMERCEBANK, N.A.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          THE NORTHERN TRUST COMPANY

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                                          CITIBANK, F.S.B.

                                          By:
                                                   -----------------------------
                                          Name:
                                          Title:

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

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